UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2008 (January 17, 2008)

SEITEL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-14488 (Commission File Number)	76-0025431 (IRS Employer Identification No.)

10811 S. Westview Circle Drive
Building C, Suite 100
Houston, Texas 77043

(Address of Registrant's principal executive offices)

(713) 881-8900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

≅   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

≅   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

≅   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

≅   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01.        Regulation FD Disclosure.

Seitel, Inc. (the "Company") is furnishing herewith information it intends to present at an investor conference to be held on January 17, 2008.  This information, which is incorporated by reference into this Item 7.01 from Exhibit 99.1 attached hereto, is not deemed to be "filed" for purposes of Section 18 of the Exchange Act of 1934, as amended, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits

            (a)        Financial Statements of Businesses Acquired.

                        None.

            (b)        Pro Forma Financial Information.

                        None.

            (c)        Exhibits.

                        99.1     Presentation by Seitel, Inc. on January 17, 2008.

[signature on following page]

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 17, 2008                                                                   SEITEL, INC.

                                                                                                          By:  /s/ William J. Restrepo

                                                                                                          William J. Restrepo

                                                                                                          Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation by Seitel, Inc. on January 17, 2008.